Exhibit 32.1

Certification of the Chief Executive Officer and Chief
Financial Officer of Sabre Industrial, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sabre Industrial, Inc. (the "Company") for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Sabre Industrial, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) ofthe Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all materialrespects, the financial condition and results of operations of the Company.

Dated: August 16, 2010

/s/ Michael Anthony
Michael Anthony